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                    MERRILL LYNCH SPECIAL VALUE FUND, INC.


                  SUPPLEMENT DATED FEBRUARY 29, 1996 TO THE
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED JULY 28, 1995



     Dennis W. Stattman is no longer a Vice President and Portfolio Manager of the Fund. Daniel V. Szemis has joined the Fund as a Vice President and Portfolio Manager. Mr. Szemis is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Szemis joined the Investment Adviser in 1996. From 1990 to 1996, Mr. Szemis was Senior Portfolio Manager of Prudential Mutual Fund Investment Management Advisors.



Code # 10055-0795ALL
       10256-0795ALL


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